Exhibit 99.1

Disclaimer This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”, “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,“ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of Ruth’s Hospitality Group, Inc., (the “Company”, “Ruth’s Chris Steak House”, “Mitchell’s Fish Market”, “Ruth’s Hospitality” or any subsidiary or division of Ruth’s Hospitality Group). Such statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected costs, the competitive environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: market volatility, risks from food safety or food-borne illness, the impact of negative publicity surrounding our restaurants or the consumption of beef or seafood, the impact on revenues of shifts in customers tastes, our ability to compete with other restaurant concepts who may have greater financial, marketing and other resources, supply shortages, increased food, beverage, labor or other costs, significant disruptions in the supply of food and beverages by our suppliers, labor shortages or increases in labor costs/benefits, federal/state/local regulations, operational shortcomings of our franchisees that may be affect or reputation and brand, reduced royalty revenues from our franchisees, litigation, restrictions from our senior credit agreement that may restrict our ability to operate our business and pursue other business strategies, a potential impairment in the carrying value of our goodwill or other intangible assets, economic downturns and the impact on consumer spending habits, failure or weakness of our internal controls, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. Readers should understand that The Company has not completed the procedures necessary to finalize its 2011 operating results, including testing tangible and intangible assets for impairment. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, Ruth’s Hospitality Group assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 26, 2010, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.rhgi.com. Manhattan .Leading restaurant company focused on the upscale dining segment –Iconic Steak House Brand –Premier Upscale-Casual Seafood Concept .Strong restaurant base with solid unit economics –Well established, diversified operating base of company owned and franchise locations –Profitable with consistent traffic and revenue growth .Strong Management team .Positioned for future growth opportunities Ruth’s Hospitality Group Highlights .Ruth’s Chris history –World class brand with high consumer acceptance .Over 46 years in business as segment leader –Consistently recognized and awarded for high quality food, special occasion dining, and customer service .Nation’s Restaurant News - #1 Consumer Picks Survey across all segments! .Jacksonville Ruth’s Chris named to top 100 restaurants in the U.S. by Open Table –Planning to open both franchise and company locations in 2012 Ruth’s Chris Steak House Segment Overview Domestic International Total Company 63 0 63 Franchise 54 14 68 Total 117 14 131 Strong Franchise Positioning .Unique business model in the upscale steakhouse segment –28 franchisees operating in 22 states and 7 countries –Provides approximately $12– $13 million in annual royalty fees –Allows system growth without additional company capital 40 50 60 70 80 90 100 2008 2009 2010 2011 2012 2012-17 Existing New +7 +6 +1 +2 +3 +18 commitments (no signed lease) Franchise Location Trend Marketing Strategies .Three core segments with differing needs –Special Occasion –Corporate Business –Core Guests/Regular Customers .Goal: To broaden relevance and maintain special occasion business –Ruth’s Classics/Happy Hour/Beverage programs –Focused on growing revenues through traffic before using price .Brand focused communication –National TV campaign in Q4 .Re-investing through re-models Mitchell’s Fish Market Segment Overview .Upscale-casual seafood restaurant founded in 1998 by Cameron Mitchell Restaurants –Acquired by Ruth’s Hospitality in 2008 .19 locations in 8 states –All restaurants are company-owned; no current franchisee program –Midwest and Florida concentration .Creative fresh seafood offerings with a high flavor profile .Profitable and contributing to Ruth’s Hospitality earnings –Focused on improving consistency of execution and unit level economics before accelerating growth Marketing Strategies .Solidify brand positioning by leveraging growing consumer desire for healthy/seafood dining –Highlighting innovative menu of both surf and turf offerings .Average lunch check of $23, dinner check of $40 .Applying Ruth’s Chris expertise in banquet/corporate dining . Evolving strategy to expand our loyal fan base –Smaller operating base requires enhanced local marketing initiatives –Shifting more to on-line / social media tactics –Enhanced local store marketing efforts .Community involvement .Third-party endorsement .Increased word of mouth Financial Overview Financial Update – 3Q2011 YTD .Encouraging Same Store Sales Trends –6 consecutive quarters of revenue gains, 7 quarters of traffic gains at RCSH –Improving comparison trend at MFM –These trends continued in Q4 -4.00% 2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 RCSH MFM Year/Year Change in Comp Store Sales Financial Update – 3Q2011 YTD .Net Income of $14.8MM up 55% vs. prior year –Royalty Income of $8.9MM up 6.1% vs. prior year –Benefiting from tax re-organization in 2011 (net income up 7% excluding tax benefit) –Overcoming beef costs up 8-9% year over year and rising labor costs from employee benefit experiences .Debt balance at year-end was $22MM - down from $51MM a year ago Preliminary 2012 Outlook – Challenges & Opportunities .Economic outlook remains uncertain –Encouraged by Q4/Holiday trends .Expect continued pressure on beef costs –Preliminary expectations are that costs will be up 5-8% .Uncertainty regarding employee benefit costs .Executing on growth opportunities –Resume modest growth at Ruth’s Chris with both corporate and franchised locations .Well established Restaurant Company with segment leading brands focused on upscale dining .Demonstrated record of growing sales through traffic growth .Balance sheet is now a strength –Debt balance down to $22MM at year-end .Mitchell’s is profitable and contributing to earnings –Refinement needed before growth can be accelerated .Ruth’s Chris Steak House is well positioned for future growth both at the company and franchise level Ruth’s Hospitality Group Summary Manhattan